Exhibit 99.1
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES FOR CONTINUING OPERATIONS TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES, AS ADJUSTED
(Unaudited, Millions of Dollars Except Per Share Amounts)

		First Quarter 2021			Second Quarter 2021			Third Quarter 2021
		GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Net Sales	$3,720.8	$—	$3,720.8	$3,798.9	$—	$3,798.9	$3,779.7	$—	$3,779.7
	Gross profit	1,387.8	4.4	1,392.2	1,361.8	1.3	1,363.1	1,215.6	5.1	1,220.7
	% of Net Sales	37.3%		37.4%	35.8%		35.9%	32.2%		32.3%
	Selling, general and administrative	719.1	(15.0)	704.1	767.1	(18.4)	748.7	773.5	(18.7)	754.8
	% of Net Sales	19.3%		18.9%	20.2%		19.7%	20.5%		20.0%
	Operating profit	668.7	19.4	688.1	594.7	19.7	614.4	442.1	23.8	465.9
	% of Net Sales	18.0%		18.5%	15.7%		16.2%	11.7%		12.3%
	Earnings from continuing operations before income taxes and equity interest	573.3	23.8	597.1	495.4	33.2	528.6	369.2	32.5	401.7
	Income taxes on continuing operations	115.5	6.0	121.5	67.3	8.4	75.7	(0.5)	6.8	6.3
	Share of net earnings of equity method investment	1.8	0.2	2.0	4.4	11.0	15.4	9.8	—	9.8
	Net earnings from continuing operations attributable to common shareowners - Diluted	451.0	18.0	469.0	429.0	35.8	464.8	380.0	25.7	405.7
	Diluted earnings per share of common stock - Continuing operations	$2.74	$0.11	$2.85	$2.60	$0.21	$2.81	$2.30	$0.15	$2.45

		Fourth Quarter 2021			Year-to-Date 2021
		GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Net Sales	$3,981.9	$—	$3,981.9	$15,281.3	$—	$15,281.3
	Gross profit	1,127.0	28.2	1,155.2	5,092.2	39.0	5,131.2
	% of Net Sales	28.3%		29.0%	33.3%		33.6%
	Selling, general and administrative	933.4	(131.5)	801.9	3,193.1	(183.6)	3,009.5
	% of Net Sales	23.4%		20.1%	20.9%		19.7%
	Operating profit	193.6	159.7	353.3	1,899.1	222.6	2,121.7
	% of Net Sales	4.9%		8.9%	12.4%		13.9%
	Earnings from continuing operations before income taxes and equity interest	149.0	104.4	253.4	1,586.9	193.9	1,780.8
	Income taxes on continuing operations	(127.2)	42.9	(84.3)	55.1	64.1	119.2
	Share of net earnings of equity method investment	3.0	—	3.0	19.0	11.2	30.2
	Net earnings from continuing operations attributable to common shareowners - Diluted	279.6	61.5	341.1	1,539.6	141.0	1,680.6
	Diluted earnings per share of common stock - Continuing operations	$1.69	$0.37	$2.06	$9.33	$0.85	$10.18

[1]	The Company’s results represent continuing operations and exclude the automatic doors business following the announced divestiture in April 2022. The results of this business have been recorded as discontinued operations as part of the Security divestiture.
[2]	Acquisition-related charges and other relate primarily to a non-cash fair value adjustment, functional transformation initiatives, non-cash inventory step-up charges, deal costs, facility-related costs and restructuring, partially offset by a gain on investment.
[3]	The non-GAAP information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES FOR CONTINUING OPERATIONS TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES, AS ADJUSTED
(Unaudited, Millions of Dollars)

		First Quarter 2021			Second Quarter 2021			Third Quarter 2021
		GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	NET SALES
	Tools & Outdoor	$3,062.9	$—	$3,062.9	$3,196.5	$—	$3,196.5	$3,185.9	$—	$3,185.9
	Industrial	657.7	—	657.7	602.2	—	602.2	593.5	—	593.5
	Segment Net Sales	3,720.6	—	3,720.6	3,798.7	—	3,798.7	3,779.4	—	3,779.4
	Corporate Overhead	0.2	—	0.2	0.2	—	0.2	0.3	—	0.3
	Total	$3,720.8	$—	$3,720.8	$3,798.9	$—	$3,798.9	$3,779.7	$—	$3,779.7
	SEGMENT PROFIT
	Tools & Outdoor	$644.7	$4.2	$648.9	$627.0	$9.2	$636.2	$478.5	$14.2	$492.7
	Industrial	99.8	3.6	103.4	60.5	3.0	63.5	42.6	3.2	45.8
	Segment Profit	744.5	7.8	752.3	687.5	12.2	699.7	521.1	17.4	538.5
	Corporate Overhead	(75.8)	11.6	(64.2)	(92.8)	7.5	(85.3)	(79.0)	6.4	(72.6)
	Total	$668.7	$19.4	$688.1	$594.7	$19.7	$614.4	$442.1	$23.8	$465.9
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	21.0%		21.2%	19.6%		19.9%	15.0%		15.5%
	Industrial	15.2%		15.7%	10.0%		10.5%	7.2%		7.7%
	Total	20.0%		20.2%	18.1%		18.4%	13.8%		14.2%

		Fourth Quarter 2021			Year-To-Date 2021
		GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	NET SALES
	Tools & Outdoor	$3,372.1	$—	$3,372.1	$12,817.4	$—	$12,817.4
	Industrial	609.7	—	609.7	2,463.1	—	2,463.1
	Segment Net Sales	3,981.8	—	3,981.8	15,280.5	—	15,280.5
	Corporate Overhead	0.1	—	0.1	0.8	—	0.8
	Total	$3,981.9	$—	$3,981.9	$15,281.3	$—	$15,281.3
	SEGMENT PROFIT
	Tools & Outdoor	$235.2	$150.8	$386.0	$1,985.4	$178.4	$2,163.8
	Industrial	53.7	3.3	57.0	256.6	13.1	269.7
	Segment Profit	288.9	154.1	443.0	2,242.0	191.5	2,433.5
	Corporate Overhead	(95.3)	5.6	(89.7)	(342.9)	31.1	(311.8)
	Total	$193.6	$159.7	$353.3	$1,899.1	$222.6	$2,121.7
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	7.0%		11.4%	15.5%		16.9%
	Industrial	8.8%		9.3%	10.4%		10.9%
	Total	7.3%		11.1%	14.7%		15.9%

[1]	The Company’s results represent continuing operations and exclude the automatic doors business following the announced divestiture in April 2022. The results of this business have been recorded as discontinued operations as part of the Security divestiture.
[2]	Acquisition-related charges and other relate primarily to a non-cash fair value adjustment, functional transformation initiatives, non-cash inventory step-up charges and facility-related costs.
[3]	The non-GAAP information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.
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